Statutory Financial Information (Tables)	12 Months Ended
Dec. 31, 2016
Schedule of statutory net income loss and statutory capital and surplus

The following table summarizes the statutory net income (loss) and statutory capital and surplus for the Company’s primary life insurance subsidiaries for the years ended:

	December 31,
(in millions)	2016	2015	2014
Statutory net income (loss)
NLIC	$751	$167	$341
NLAIC	$(227)	$(99)	$(122)

Statutory capital and surplus
NLIC	$5,208	$4,567	$4,408
NLAIC	$968	$735	$691